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Exhibit 10(a)(15)

AMENDMENT TWO TO THE
AQUILA, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(Amended and Restated Effective as of January 1, 2005)

        This Amendment is made by Aquila, Inc., a Delaware corporation (the "Company").

        WHEREAS, the Company maintains the Aquila, Inc. Supplemental Executive Retirement Plan (the "Plan") the benefit of a select group of management or highly compensated employees; and

        WHEREAS, the Plan was most recently amended and restated in its entirety on July 31, 2007 and amended by Amendment One dated November 7, 2007, and the Company now desires to further amend the Plan to clarify the manner in which a participant's benefit is computed;

        NOW, THEREFORE, the Plan is amended as follows:

        A.    The third paragraph under the introductory "History and Purpose" section is amended to read as follows:

          Notwithstanding any provision in this document to the contrary, in no event shall a Participant's combined benefit under this Plan and the Retirement Income Plan be less than his combined benefit as of December 31, 2004.

        B.    The definition of "Projected Credited Service" under Section 1.14 is amended by deleting the reference to: "..., for purposes of computing a Participant's Supplemental SERP Benefit,..."

        C.    Section 3.02 is amended by deleting the reference to "a Participant's" and inserting "an active employee's" in lieu thereof.

        D.    The first paragraph of Section 4.01, Basic SERP Benefit, is amended to read as follows:

          Subject to Section 3.01(a) and Section 6.02, a Participant's Basic SERP Benefit, as adjusted pursuant to Section 4.04, shall be equal to (A) minus (B), where:

(A) =	An amount equal to the sum of (i) plus (ii) plus (iii), multiplied by (iv), where:
	(i) =	Eighty-five hundredths percent (.85%) of the Participant's average monthly base pay multiplied by his years of Projected Credited Service up to thirty (30);
	(ii) =	Four tenths percent (.40%) of the Participant's average monthly base pay in excess of his Covered Compensation multiplied by his years of Projected Credited Service up to thirty (30);
	(iii) =	Forty-five hundredths percent (.45%) of the Participant's average monthly base pay multiplied by his years of Credited Service prior to January 1, 1989;
	(iv) =	The ratio of the Participant's actual years of Credited Service to his Projected Credited Service; and
(B) =	the benefit actually payable to or on behalf of such Participant under the Retirement Income Plan.

        E.    The first paragraph of Section 4.02, Bonus SERP Benefit, is amended to read as follows

        Subject to Section 3.01(b) and Section 6.02, a Participant's Bonus SERP Benefit, as adjusted pursuant to Section 4.04, shall be equal to (A) minus (B) minus (C), where:

(A) =	An amount equal to the sum of (i) plus (ii) plus (iii), multiplied by (iv), where:
	(i) =	Eighty-five hundredths percent (.85%) of the Participant's average monthly total pay multiplied by his years of Projected Credited Service up to thirty (30);
	(ii) =	Four tenths percent (.40%) of the Participant's average monthly total pay in excess of his Covered Compensation multiplied by his years of Projected Credited Service up to thirty (30);
	(iii) =	Forty-five hundredths percent (.45%) of the Participant's average monthly total pay multiplied by his years of Credited Service prior to January 1, 1989;
	(iv) =	The ratio of the Participant's actual years of Credited Service to his Projected Credited Service;
(B) =	the benefit actually payable to or on behalf of such Participant under the Retirement Income Plan; and
(C) =	the Participant's Basic SERP Benefit payable under this Plan.

        F.     Section 4.04(b)(ii) is to read as follows:

           (ii)  if the lump sum present value of a Participant's Non-Grandfathered Benefit does not exceed $10,000, then such Non-Grandfathered Benefit shall be paid in a single lump sum within 30 days following the Participant's separation from service (as defined in Code Section 409A and the regulations issued thereunder).

[Signature page to follow]

        IN WITNESS WHEREOF, this Amendment is adopted this 29th day of February 2008, but effective as of January 1, 2005.

By:	/s/ Leo Morton
Title:	Senior Vice President & Chief Administrative Officer

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  Exhibit 10(a)(15)